PROMISSORY NOTE

                        DATED as of the 24th day of March, 2018.

TO:                 ELENA KRIOUKOVA

                        (the "Lender")

FOR VALUE RECEIVED, HYGGE INTEGRATED BRANDS CORP. (HYGGE), at 701 South Carson St, Ste 200 Carson City, NV 89701 promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below (“Principal”).

The following are the terms and conditions of the Note:

1.         Principal amount:                    CAD $6,500.

2.         Interest:                                  3% per annum, simple interest, compounded yearly, not in advance

3.         Maturity date:                        This Note shall mature and be due and payable on demand.

4.         Payment:                                 The Principal balance and accrued interest outstanding shall be paid to the Lender upon demand at the address set out above.

5.         Default:                                   In the event of a default of the payment of any Principal in accordance with the terms of this Note Hygge shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.         Further Assurances:               Hygge agrees to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.         Currency:                                All funds and dollar amounts referred to in this Note are in the lawful currency of Canada.

8.         Jurisdiction:                            This Note shall be interpreted in accordance with the laws in effect from time to time in the Province of Ontario.

IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

SIGNED, and DELIVERED

by HYGGE INTEGRATED BRANDS CORP. (USA)

in the presence of:

_______________________________________

Witness                                                                             ________________________________________

                                                                                               HYGGE INTEGRATED BRANDS CORP. (USA)

_______________________________________

Address

_______________________________________

Postal Code

PROMISSORY NOTE

                        DATED as of the 31St day of March, 2018.

TO:                 ELENA KRIOUKOVA

                        (the "Lender")

FOR VALUE RECEIVED, HYGGE INTEGRATED BRANDS CORP. (HYGGE), at 701 South Carson St, Ste 200 Carson City, NV 89701 promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below (“Principal”).

The following are the terms and conditions of the Note:

1.         Principal amount:                    USD $20,000.

2.         Interest:                                  3% per annum, simple interest, compounded yearly, not in advance

3.         Maturity date:                        This Note shall mature and be due and payable on demand.

4.         Payment:                                 The Principal balance and accrued interest outstanding shall be paid to the Lender upon demand at the address set out above.

5.         Default:                                   In the event of a default of the payment of any Principal in accordance with the terms of this Note Hygge shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.         Further Assurances:               Hygge agrees to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.         Currency:                                All funds and dollar amounts referred to in this Note are in the lawful currency of the United States of America.

8.         Jurisdiction:                            This Note shall be interpreted in accordance with the laws in effect from time to time in the Province of Ontario.

IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

SIGNED, and DELIVERED

by HYGGE INTEGRATED BRANDS CORP. (USA)

in the presence of:

_______________________________________

Witness                                                                                ________________________________________

                                                                                                  HYGGE INTEGRATED BRANDS CORP. (USA)

_______________________________________

Address

_______________________________________

Postal Code

PROMISSORY NOTE

                        DATED as of the 25th day of May, 2018.

TO:                 ELENA KRIOUKOVA

                        (the "Lender")

FOR VALUE RECEIVED, HYGGE INTEGRATED BRANDS CORP. (HYGGE), at 701 South Carson St, Ste 200 Carson City, NV 89701 promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below (“Principal”).

The following are the terms and conditions of the Note:

1.         Principal amount:                    CAD $3,000.

2.         Interest:                                  3% per annum, simple interest, compounded yearly, not in advance

3.         Maturity date:                        This Note shall mature and be due and payable on demand.

4.         Payment:                                 The Principal balance and accrued interest outstanding shall be paid to the Lender upon demand at the address set out above.

5.         Default:                                   In the event of a default of the payment of any Principal in accordance with the terms of this Note Hygge shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.         Further Assurances:               Hygge agrees to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.         Currency:                                All funds and dollar amounts referred to in this Note are in the lawful currency of Canada.

8.         Jurisdiction:                            This Note shall be interpreted in accordance with the laws in effect from time to time in the Province of Ontario.

IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

SIGNED, and DELIVERED

by HYGGE INTEGRATED BRANDS CORP. (USA)

in the presence of:

_______________________________________

Witness                                                                             __________________________________________

                                                                                                   HYGGE INTEGRATED BRANDS CORP. (USA)

_______________________________________

Address

_______________________________________

Postal Code

 PROMISSORY NOTE

                        DATED as of the 18th day of June, 2018.

TO:                 ELENA KRIOUKOVA

                        (the "Lender")

FOR VALUE RECEIVED, HYGGE INTEGRATED BRANDS CORP. (HYGGE), at 701 South Carson St, Ste 200 Carson City, NV 89701 promises to pay to the Lender, at the address of the Lender specified above, the principal amount specified below (“Principal”).

The following are the terms and conditions of the Note:

1.         Principal amount:                    CAD $13,000.

2.         Interest:                                  3% per annum, simple interest, compounded yearly, not in advance

3.         Maturity date:                        This Note shall mature and be due and payable on demand.

4.         Payment:                                 The Principal balance and accrued interest outstanding shall be paid to the Lender upon demand at the address set out above.

5.         Default:                                   In the event of a default of the payment of any Principal in accordance with the terms of this Note Hygge shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a solicitor and client basis.

6.         Further Assurances:               Hygge agrees to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Note including the execution of any undertakings required by the appropriate regulatory authorities.

7.         Currency:                                All funds and dollar amounts referred to in this Note are in the lawful currency of Canada.

8.         Jurisdiction:                            This Note shall be interpreted in accordance with the laws in effect from time to time in the Province of Ontario.

IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

SIGNED, and DELIVERED

by HYGGE INTEGRATED BRANDS CORP. (USA)

in the presence of:

_______________________________________

Witness                                                                              __________________________________________

                                                                                                   HYGGE INTEGRATED BRANDS CORP. (USA)

_______________________________________

Address

_______________________________________

Postal Code